SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2006

                First Federal of Northern Michigan Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

         Maryland                       0-31957                 38-0135202
----------------------------     -----------------------     --------------
(State or other jurisdiction       (Commission File No.)     (IRS Employer
   of incorporation)                                        Identification No.)



100 S. Second Ave., Alpena, Michigan                                 49707
------------------------------------                         ------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     On January 25, 2006, the Boards of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") and First Federal of Northern Michigan (the "Bank"), the Company's federal savings bank subsidiary, announced the following executive officer appointments:

     Michael W. Mahler was appointed President and Chief Operating Officer of the Company and the Bank. Mr. Mahler had been Executive Vice President, Secretary and Treasurer of the Company since November 2004 and prior to that had been Chief Financial Officer, Treasurer and Corporate Secretary since November 2002. From September 2000 until November 2002, Mr. Mahler was Corporate Controller at Besser Company, an international producer of concrete products equipment headquartered in Alpena, Michigan.

     Jerome W. Tracey was appointed Executive Vice President and Chief Lending Officer of the Company and the Bank. Mr. Tracey had served as Senior Vice President and Senior Lender since September 2001 and prior to that had served as Vice President of Commercial Services since joining the Bank in November 1999.

     Amy E. Essex was named Chief Financial Officer, Treasurer and Corporate Secretary of the Company and the Bank. Ms. Essex had been Chief Financial
Officer since November 2004 and prior to that, since March 2003, served as Internal Auditor and Compliance Officer. Prior to March 2003, Ms. Essex was Director of Tax and Risk for Besser Company, an international producer of concrete products equipment headquartered in Alpena, Michigan.

     Martin A. Thomson, who had served as President and Chief Executive Officer of the Company and the Bank since October 2001, will retain the position of Chief Executive Officer and Director of the Company and the Bank. Mr. Thomson has served as a director of the Bank since 1986 and a director of the Company since its formation (as Alpena Bancshares, Inc., predecessor of the current Company) in November 2000.

     In addition,  the following  individuals  were appointed as officers of the
Bank: Julie A. Curtis, Vice President, Commercial Services Manager and Josh A. Lucas, Assistant Vice President, Retail Banking Manager.

     A copy of the press release dated January 25, 2006, describing the executive appointments is attached as Exhibit 99 to this report.


Item 9.01.  Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired. Not Applicable.

(b)      Pro Forma Financial Information. Not Applicable.

(c)      Shell Company Transactions. Not Applicable.

(d)      Exhibits.

         Exhibit No.          Description
         ----------           -----------

            99            Press release dated January 25, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL OF NORTHERN MICHIGAN
                                       BANCORP, INC.


DATE:  January 30, 2006                By: /s/ Martin A. Thomson
                                           -----------------------------------
                                           Martin A. Thomson
                                           Chief Executive Officer